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                                 EXHIBIT 23.b.

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 20, 2000, on our audits of the consolidated financial statements of Community Banks, Inc.

                                                 /s/ PricewaterhouseCoopers, LLP
                                                 PricewaterhouseCoopers, LLP

Harrisburg, Pennsylvania
May 17, 2000